UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-06367

Gabelli Equity Series Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  June 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Small Cap Growth Fund
Third Quarter Report — June 30, 2012

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 5 stars for the five and ten year periods, and 3 stars for the three year period ended June 30, 2012 among 598, 518, 310, and 598 Small Blend funds, respectively.
Morningstar RatingTM is based on risk-adjusted returns.
Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended June 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund decreased 4.6% compared with a decrease of 3.5% for the Russell 2000 Index.

Enclosed is the schedule of investments as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a)(b) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (10/22/91)
Class AAA (GABSX)	(4.61)%	(4.22)%	2.23%	8.94%	12.34%
Russell 2000 Index	(3.47)	(2.08)	0.54	7.00	8.82(f)
Class A (GCASX)	(4.61)	(4.24)	2.23	8.94	12.34
With sales charge (c)	(10.10)	(9.75)	1.02	8.29	12.02
Class B (GCBSX)	(4.80)	(4.98)	1.45	8.24	12.00
With contingent deferred sales charge (d)	(9.56)	(9.73)	1.07	8.24	12.00
Class C (GCCSX)	(4.76)	(4.95)	1.48	8.26	12.00
With contingent deferred sales charge (e)	(5.72)	(5.90)	1.48	8.26	12.00
Class I (GACIX)	(4.56)	(3.98)	2.46	9.06	12.40

In the current prospectus, dated January 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.42%, 1.42%, 2.17%, 2.17%, and 1.17%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and for Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(f)	Russell 2000 Index since inception performance is as of October 31, 1991.

The Gabelli Small Cap Growth Fund

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 96.3%
	Aerospace — 0.0%
25,000	Embraer SA, ADR	$663,250
15,000	Exelis Inc.	147,900
5,000	Innovative Solutions & Support Inc.†	16,450

		827,600

	Agriculture — 0.1%
180,000	Black Earth Farming Ltd., SDR†	232,889
12,000	Cadiz Inc.†	86,520
202,001	Ceres Inc.†	1,828,109
3,000	The Mosaic Co.	164,280

		2,311,798

	Automotive — 0.2%
136,000	Navistar International Corp.†	3,858,320
12,000	PACCAR Inc.	470,280

		4,328,600

	Automotive: Parts and Accessories — 5.6%
151,000	BorgWarner Inc.†	9,904,090
890,000	Brembo SpA	8,824,538
90,022	China Automotive Systems Inc.†	368,190
1,000,015	Dana Holding Corp.	12,810,192
515,000	Federal-Mogul Corp.†	5,665,000
700,000	Modine Manufacturing Co.†	4,851,000
22,500	Monro Muffler Brake Inc.	747,900
450,000	O’Reilly Automotive Inc.†	37,696,500
100,000	Penske Automotive Group Inc.	2,124,000
33,000	Puradyn Filter Technologies Inc.†	4,290
200,000	SORL Auto Parts Inc.†	482,000
80,375	Spartan Motors Inc.	421,165
320,000	Standard Motor Products Inc.	4,505,600
201,000	Strattec Security Corp.(a)	4,229,040
335,000	Superior Industries International Inc.	5,483,950
520,500	Tenneco Inc.†	13,959,810
500,061	The Pep Boys - Manny, Moe & Jack	4,950,604
27,000	Thor Industries Inc.	740,070
65,000	Wonder Auto Technology Inc.†	47,450

		117,815,389

	Aviation: Parts and Services — 3.5%
25,000	AAR Corp.	337,000
10,000	Astronics Corp.†	282,400
3,750	Astronics Corp., Cl. B†	99,450
4,000	Barnes Group Inc.	97,160
5,000,000	BBA Aviation plc.	15,974,689
520,000	Curtiss-Wright Corp.	16,146,000
46,020	Ducommun Inc.†	451,456
1,225,095	GenCorp Inc.†	7,975,368
828,000	Kaman Corp.	25,618,320
86,000	Moog Inc., Cl. A†	3,556,100
16,100	Moog Inc., Cl. B†	664,930
68,000	Woodward Inc.	2,681,920

		73,884,793

Shares		Market Value

	Broadcasting — 0.8%
520,836	Acme Communications Inc.	$307,293
215,000	Beasley Broadcast Group Inc., Cl. A†	1,266,350
23,300	Cogeco Inc.	1,049,084
257,000	Crown Media Holdings Inc., Cl. A†	449,750
2,433	Granite Broadcasting Corp.†(b)	12
310,000	Gray Television Inc.†	455,700
43,000	Gray Television Inc., Cl. A†	57,835
99,000	Liberty Media Corp. - Liberty Capital, Cl. A†	8,703,090
14,000	Pandora Media Inc.†	152,180
551,600	Salem Communications Corp., Cl. A	3,017,252
175,000	Sinclair Broadcast Group Inc., Cl. A	1,585,500
450,000	Sirius XM Radio Inc.†	832,500

		17,876,546

	Building and Construction — 4.0%
270,000	Beazer Homes USA Inc.†	877,500
295,000	D.R. Horton Inc.	5,422,100
700,000	Hovnanian Enterprises Inc., Cl. A†	2,030,000
200,000	KB Home.	1,960,000
431,000	Layne Christensen Co.†	8,917,390
475,000	Lennar Corp., Cl. A	14,682,250
40,000	Lennar Corp., Cl. B	961,200
600,000	Louisiana-Pacific Corp.†	6,528,000
170,000	MDC Holdings Inc.	5,553,900
170,000	Meritage Homes Corp.†	5,769,800
12,500	Nortek Inc.†	625,500
2,800	NVR Inc.†	2,380,000
345,000	Pulte Group Inc.†	3,691,500
200,000	Standard Pacific Corp.†	1,238,000
143,015	Texas Industries Inc.	5,579,015
255,000	The Ryland Group Inc.	6,522,900
380,000	Toll Brothers Inc.†	11,297,400

		84,036,455

	Business Services — 4.9%
72,000	AboveNet Inc.†	6,048,000
40,000	ACCO Brands Corp.†	413,600
100,033	Arbitron Inc.	3,501,155
115,000	Ascent Capital Group Inc., Cl. A†	5,951,250
453,006	Clear Channel Outdoor Holdings Inc., Cl. A†	2,727,096
426,000	Diebold Inc.	15,723,660
550,000	Edgewater Technology Inc.†	2,139,500
1,500	FleetCor Technologies Inc.†	52,560
380,000	Furmanite Corp.†	1,846,800
113,000	GP Strategies Corp.†	2,087,110
35,589	GSE Systems Inc.†	81,855
690,000	Intermec Inc.†	4,278,000
290,005	Internap Network Services Corp.†	1,887,933
25,000	Lamar Advertising Co., Cl. A†	715,000
16,500	Landauer Inc.	945,945
1,130,000	Live Nation Entertainment Inc.†	10,373,400
200,000	Macquarie Infrastructure Co. LLC	6,658,000

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Business Services (Continued)
4,000	MDC Partners Inc., Cl. A	$45,360
120,000	Sohgo Security Services Co. Ltd.	1,618,315
149,000	Stamps.com Inc.†	3,675,830
390,007	The Brink’s Co	9,040,362
1,940,000	The Interpublic Group of Companies Inc.	21,049,000
33,050	TransAct Technologies Inc.†	254,816
105,000	Trans-Lux Corp.†(a)	48,300
60,000	United Rentals Inc.†	2,042,400
100,000	ValueClick Inc.†	1,639,000

		104,844,247

	Cable — 1.4%
230,000	Adelphia Communications Corp., Cl. A†(b)	0
230,000	Adelphia Communications Corp., Escrow†(b)	0
230,000	Adelphia Recovery Trust†	2,277
183,000	AMC Networks Inc., Cl. A†	6,505,650
500,000	Cablevision Systems Corp., Cl. A	6,645,000
10,000	Cogeco Cable Inc.	455,063
235,000	DIRECTV, Cl. A†	11,472,700
50,000	DISH Network Corp., Cl. A	1,427,500
40,000	EchoStar Corp., Cl. A†	1,056,800
9,329	Liberty Global Inc., Cl. A†	462,998
9,329	Liberty Global Inc., Cl. C†	445,460
476,689	LIN TV Corp., Cl. A†	1,439,601
40,000	Outdoor Channel Holdings Inc.	292,400

		30,205,449

	Closed-End Business Development Company — 0.1%
115,000	MVC Capital Inc.	1,489,250

	Closed-End Funds — 0.2%
102,318	The Central Europe and Russia Fund Inc.	3,094,096
38,000	The European Equity Fund Inc.	231,800
56,126	The New Germany Fund Inc.	757,701

		4,083,597

	Commercial Services — 0.4%
140,000	Garda World Security Corp., Cl. A†	1,148,217
275,000	Loomis AB, Cl. B	3,389,074
102,000	McGrath Rentcorp.	2,703,000
80,000	ModusLink Global Solutions Inc.†	239,200
720,000	Swisher Hygiene Inc.†	1,796,287

		9,275,778

	Communications Equipment — 0.1%
140,000	Communications Systems Inc.	1,563,800
90,000	Sycamore Networks Inc.†	1,306,800

		2,870,600

	Computer Software and Services — 2.2%
160,000	Activision Blizzard Inc.	1,918,400
35,000	AOL Inc.†	982,800
285,000	EarthLink Inc.	2,120,400
135,000	Electronic Arts Inc.†	1,667,250

Shares		Market Value

127,000	Emulex Corp.†	$914,400
300,000	FalconStor Software Inc.†	783,000
425,033	Global Sources Ltd.†	2,805,218
26,068	Guidance Software Inc.†	247,907
38,000	InterXion Holding NV†	688,180
60,000	Mentor Graphics Corp.†	900,000
26,000	Mercury Computer Systems Inc.†	336,180
20,187	MKS Instruments Inc.	584,010
470,000	NCR Corp.†	10,683,100
72,000	Quantum Corp.†	146,160
10,000	Riverbed Technology Inc.†	161,500
100,000	Rockwell Automation Inc.	6,606,000
55,000	Stratasys Inc.†	2,725,250
300,951	Tyler Technologies Inc.†	12,143,373

		46,413,128

	Consumer Products — 2.4%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	942,300
56,000	Brunswick Corp.	1,244,320
33,500	Chofu Seisakusho Co. Ltd.	760,230
60,000	Church & Dwight Co. Inc.	3,328,200
12,000	Elizabeth Arden Inc.†	465,720
2,000	Harley-Davidson Inc.	91,460
25,012	Harman International Industries Inc.	990,475
382,704	Marine Products Corp.	2,326,840
12,500	National Presto Industries Inc.	872,125
450,000	Sally Beauty Holdings Inc.†	11,583,000
830,994	Schiff Nutrition International Inc.†	14,916,342
4,000	SodaStream International Ltd.†	163,880
6,700	Steven Madden Ltd.†	212,725
235,000	Stewart Enterprises Inc., Cl. A.	1,677,900
150,000	Swedish Match AB	6,043,412
87,425	Syratech Corp.†	61
24,000	The Scotts Miracle-Gro Co., Cl. A	986,880
22,000	WD-40 Co.	1,095,820
60,000	Wolverine World Wide Inc.	2,326,800

		50,028,490

	Consumer Services — 1.2%
52,000	Bowlin Travel Centers Inc.†	66,560
2,750	Collectors Universe Inc.	40,370
20,000	IAC/InterActiveCorp.	912,000
270,017	KAR Auction Services Inc.†	4,641,592
100,000	Liberty Interactive Corp., Cl. A†	1,779,000
230,000	Martha Stewart Living Omnimedia Inc., Cl. A	782,000
600,000	Rollins Inc.	13,422,000
45,000	SearchMedia Holdings Ltd.†	81,900
480,000	TiVo Inc.†	3,969,600

		25,695,022

	Diversified Industrial — 7.0%
29,000	Acuity Brands Inc.	1,476,390
30,000	Aegion Corp.†	536,700
124,000	Albany International Corp., Cl. A	2,320,040

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
4,000	American Railcar Industries Inc.†	$108,400
205,000	Ampco-Pittsburgh Corp.	3,757,650
6,000	Anixter International Inc.	318,300
3,000	Columbus McKinnon Corp.†	45,270
420,000	Crane Co.	15,279,600
3,000	ESCO Technologies Inc.	109,320
17,000	Foster Wheeler AG†	294,610
14,000	Gardner Denver Inc.	740,740
74,000	Greif Inc., Cl. A	3,034,000
117,100	Greif Inc., Cl. B	5,265,987
1,232,000	Griffon Corp.	10,570,560
373,000	Handy & Harman Ltd.†	5,028,040
11,000	Haynes International Inc.	560,340
190,000	Jardine Strategic Holdings Ltd.	5,795,000
405,000	Katy Industries Inc.†(a)	208,575
64,073	Kaydon Corp.	1,370,521
25,500	Key Technology Inc.†	255,000
1,000	L.B. Foster Co., Cl. A	28,610
24,600	Lawson Products Inc.	227,550
98,000	Lincoln Electric Holdings Inc.	4,291,420
72,000	Lindsay Corp.	4,672,800
30,083	Lydall Inc.†.	406,722
84,156	Magnetek Inc.†	1,299,369
32,000	Matthews International Corp., Cl. A	1,039,680
450,123	Myers Industries Inc.	7,724,111
572,600	National Patent Development Corp.†	1,660,540
140,000	Oil-Dri Corp. of America	3,066,000
132,000	Olin Corp.	2,757,480
303,000	Park-Ohio Holdings Corp.†	5,766,090
12,000	Pentair Inc.	459,360
87,000	Precision Castparts Corp.	14,310,630
32,500	Raven Industries Inc.	2,261,675
32,000	Roper Industries Inc.	3,154,560
254,833	Sevcon Inc.†(a)	1,651,318
96,000	Sonoco Products Co.	2,894,400
124,500	Standex International Corp.	5,299,965
150,000	Terex Corp.†	2,674,500
387,000	Textron Inc.	9,624,690
380,073	Tredegar Corp.	5,533,863
93,000	Trinity Industries Inc.	2,323,140
147,000	Tyco International Ltd.	7,768,950

		147,972,466

	Educational Services — 0.4%
76,000	Career Education Corp.†	508,440
480,000	Corinthian Colleges Inc.†	1,387,200
448,000	Universal Technical Institute Inc.	6,052,480

		7,948,120

	Electronics — 1.7%
100,000	Badger Meter Inc.	3,755,000
250,000	Bel Fuse Inc., Cl. A(a)	4,527,500

Shares		Market Value

38,000	CSR plc, ADR	$521,360
566,008	CTS Corp.	5,331,795
73,000	Cypress Semiconductor Corp.†	965,060
30,000	Daktronics Inc.	207,300
93,000	Gentex Corp.	1,940,910
120,055	Greatbatch Inc.†	2,726,449
20,000	IMAX Corp.†	480,600
8,000	International Rectifier Corp.†	159,920
88,000	KEMET Corp.†	528,880
20,000	LeCroy Corp.†	285,200
320,000	MEMC Electronic Materials Inc.†	694,400
110,000	Methode Electronics Inc.	936,100
6,900	MOCON Inc.	106,260
310,000	Park Electrochemical Corp.	8,022,800
185,000	Pulse Electronics Corp.	364,450
95,000	Rofin-Sinar Technologies Inc.†	1,798,350
180,000	Stoneridge Inc.†	1,225,800
112,000	Zygo Corp.†	2,000,320

		36,578,454

	Energy and Utilities — 6.7%
380,000	Black Hills Corp.	12,224,600
70,000	Black Ridge Oil and Gas Inc.†	33,600
110,000	Callon Petroleum Co.†	468,600
110,000	CH Energy Group Inc.	7,225,900
36,000	Chesapeake Utilities Corp.	1,573,920
5,000	Clean Energy Fuels Corp.†	77,500
45,000	CMS Energy Corp.	1,057,500
23,000	Connecticut Water Service Inc.	666,540
6,000	Consolidated Water Co. Ltd.	49,740
155,000	Covanta Holding Corp.	2,658,250
8,000	Dawson Geophysical Co.†	190,560
410,000	El Paso Electric Co.	13,595,600
42,000	Energy Recovery Inc.†	100,800
22,520	Gamesa Corporacion Tecnologica SA.	40,155
10,000	Genie Energy Ltd.	77,700
220,000	Great Plains Energy Inc.	4,710,200
103,000	Hawaiian Electric Industries Inc.	2,937,560
70,000	Key Energy Services Inc.†	532,000
45,000	Middlesex Water Co.	855,000
65,000	National Fuel Gas Co.	3,053,700
1,000,000	North Atlantic Drilling Ltd.	1,512,948
100,000	NorthWestern Corp.	3,670,000
80,000	Oceaneering International Inc.	3,828,800
230,000	Otter Tail Corp.	5,260,100
12,000	Patterson-UTI Energy Inc.	174,720
1,220,372	PNM Resources Inc.	23,846,069
132,000	Rowan Companies plc, Cl. A†	4,267,560
2,265,000	RPC Inc.	26,930,850
146,000	SJW Corp.	3,505,460
190,096	Southwest Gas Corp.	8,297,690
45,000	Tesoro Corp.†	1,123,200
13,000	The Laclede Group Inc.	517,530

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
46,000	The York Water Co.	$822,940
25,000	Union Drilling Inc.†	112,000
15,000	Vestas Wind Systems A/S†	82,776
70,000	Voyager Oil & Gas Inc.†	123,200
220,000	Westar Energy Inc.	6,589,000

		142,794,268

	Entertainment — 1.6%
95,000	Carmike Cinemas Inc.†	1,391,750
6,048	Chestnut Hill Ventures†(b)	392,815
32,000	Discovery Communications Inc., Cl. A†	1,728,000
32,000	Discovery Communications Inc., Cl. C†	1,602,880
345,350	Dover Motorsports Inc.†	448,955
250,000	Fisher Communications Inc.†	7,477,500
30,000	International Speedway Corp., Cl. A	785,400
6,000	International Speedway Corp., Cl. B	175,170
7,000	Rovi Corp.†	137,340
400,000	Take-Two Interactive Software Inc.†	3,784,000
296,000	The Madison Square Garden Co., Cl. A†	11,082,240
200,000	Universal Entertainment Corp.	4,140,864
35,000	World Wrestling Entertainment Inc., Cl. A	273,700

		33,420,614

	Environmental Services — 0.5%
400,000	Republic Services Inc.	10,584,000

	Equipment and Supplies — 9.4%
22,500	A.O. Smith Corp.	1,100,025
369,000	AMETEK Inc.	18,416,790
5,000	AZZ Inc.	306,300
25,000	Belden Inc.	833,750
52,000	Capstone Turbine Corp.†	52,520
542,440	CIRCOR International Inc.	18,491,780
338,000	CLARCOR Inc.	16,278,080
330,000	Core Molding Technologies Inc.†	2,719,200
168,000	Crown Holdings Inc.†	5,794,320
4,000	Danaher Corp.	208,320
180,000	Donaldson Co. Inc.	6,006,600
222,000	Entegris Inc.†	1,895,880
648,375	Federal Signal Corp.†	3,786,510
102,000	Flowserve Corp.	11,704,500
158,000	Franklin Electric Co. Inc.	8,078,540
222,000	Gerber Scientific Inc., Escrow†(b)	2,220
165,000	Graco Inc.	7,603,200
1,120,000	GrafTech International Ltd.†	10,808,000
101,000	IDEX Corp.	3,936,980
550,000	Interpump Group SpA	4,176,158
49,000	Itron Inc.†	2,020,760
7,000	Jarden Corp.	294,140
40,000	Littelfuse Inc.	2,275,600
228,000	Lufkin Industries Inc.	12,384,960
55,000	Maezawa Kyuso Industries Co. Ltd.	725,214

Shares		Market Value

82,000	Met-Pro Corp.	$755,220
6,000	Mine Safety Appliances Co.	241,440
3,000	Minerals Technologies Inc.	191,340
70,013	Mueller Industries Inc.	2,981,854
12,000	Plantronics Inc.	400,800
2,000	Regal-Beloit Corp.	124,520
135,000	Robbins & Myers Inc.	5,645,700
93,032	SL Industries Inc.†	1,227,092
5,000	Teleflex Inc.	304,550
300,000	Tennant Co.	11,985,000
647,188	The Gorman-Rupp Co.	19,286,202
85,000	The Greenbrier Companies Inc.†	1,494,300
260,052	The L.S. Starrett Co., Cl. A	3,008,802
100,000	The Manitowoc Co. Inc.	1,170,000
23,400	The Middleby Corp.†	2,330,874
12,200	The Toro Co.	894,138
8,000	Valmont Industries Inc.	967,760
94,000	Vicor Corp.	652,360
7,875	Watsco Inc., Cl. B	576,844
155,000	Watts Water Technologies Inc., Cl. A	5,167,700

		199,306,843

	Financial Services — 5.2%
10,616	Alleghany Corp.†	3,606,786
25,287	Argo Group International Holdings Ltd.	740,151
450,000	Artio Global Investors Inc.	1,575,000
305,000	BBCN Bancorp Inc.†	3,321,450
10,121	BCB Holdings Ltd.†	3,012
122,000	BKF Capital Group Inc.†	130,540
12,500	Capitol Federal Financial Inc.	148,500
22,000	Crazy Woman Creek Bancorp Inc.†	198,440
120,000	Discover Financial Services	4,149,600
48,000	Duff & Phelps Corp., Cl. A	696,000
280,000	Energy Transfer Equity LP	11,485,600
120,000	Epoch Holding Corp.	2,733,600
8,712	Fidelity Southern Corp.	75,272
325,000	First Niagara Financial Group Inc.	2,486,250
210,000	Flushing Financial Corp.	2,862,300
125,000	Fortress Investment Group LLC, Cl. A	421,250
1,105,000	GAM Holding AG†	12,282,305
53,000	Hudson Valley Holding Corp.	959,300
1,110,000	Janus Capital Group Inc.	8,680,200
275,000	KBW Inc.	4,523,750
750,072	KKR & Co. LP	9,668,428
180,000	Legg Mason Inc.	4,746,600
3,105	Leucadia National Corp	66,043
28,000	M&T Bank Corp.	2,311,960
2,000	Manning & Napier Inc.	28,460
60,024	Medallion Financial Corp.	637,455
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,895,000
165,000	Oritani Financial Corp.	2,374,350
32,000	PrivateBancorp Inc.	472,320
198,700	Steel Excel Inc.†	5,394,705

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
241,000	Sterling Bancorp.	$2,405,180
420,020	SWS Group Inc.†	2,238,707
10,000	T. Rowe Price Group Inc.	629,600
189,000	The Charles Schwab Corp.	2,443,770
10,000	Universal American Corp.†	105,300
5,000	Value Line Inc.	59,450
478,000	Waddell & Reed Financial Inc., Cl. A	14,473,840
10,121	Waterloo Investment Holdings Ltd.†(b)	634

		111,031,108

	Food and Beverage — 8.8%
400	Annie’s Inc.†	16,744
590,040	Arca Continental SAB de CV	3,423,547
38,100	Brown-Forman Corp., Cl. A	3,619,500
5,000	Brown-Forman Corp., Cl. B	484,250
200,000	Bull-Dog Sauce Co. Ltd.	400,325
5,200,000	China Tontine Wines Group Ltd.	496,007
910,000	Davide Campari - Milano SpA	6,322,323
300,000	Dean Foods Co.†	5,109,000
365,400	Denny’s Corp.†	1,622,376
148,000	Diamond Foods Inc.	2,640,320
326,000	Dr Pepper Snapple Group Inc.	14,262,500
3,500,000	Dynasty Fine Wines Group Ltd.	572,961
40,000	Farmer Brothers Co.†	318,400
90,000	Feihe International Inc.†	615,600
365,000	Flowers Foods Inc.	8,478,950
40,000	Green Mountain Coffee Roasters Inc.†	871,200
270,000	Ingredion Inc.	13,370,400
160,000	ITO EN Ltd.	2,986,426
25,000	J & J Snack Foods Corp.	1,477,500
1,325,000	Kikkoman Corp.	16,310,753
252,000	Lifeway Foods Inc.	2,613,240
3,000	MEIJI Holdings Co. Ltd.	137,174
70,000	MGP Ingredients Inc.	224,700
450,000	Morinaga Milk Industry Co. Ltd.	1,717,020
85,000	NISSIN FOODS HOLDINGS CO. LTD.	3,227,310
25,000	Nutrisystem Inc.	289,000
4,000,000	Parmalat SpA	7,562,642
72,000	Peet’s Coffee & Tea Inc.†	4,322,880
30,000	Post Holdings Inc.†	922,500
50,000	Ralcorp Holdings Inc.†	3,337,000
162,000	Rock Field Co. Ltd.	3,048,077
556,000	Smart Balance Inc.†	5,220,840
580,036	Snyders-Lance Inc.	14,634,308
45,000	The Boston Beer Co. Inc., Cl. A†	5,445,000
404,000	The Hain Celestial Group Inc.†	22,236,160
66,000	The J.M. Smucker Co.	4,984,320
700,000	Tingyi (Cayman Islands) Holding Corp.	1,788,359
300,027	Tootsie Roll Industries Inc.	7,158,644
90,000	United Natural Foods Inc.†	4,937,400
5,000	Vina Concha Y Toro SA, ADR	199,600

Shares		Market Value

1,200,000	Vitasoy International Holdings Ltd.	$1,003,873
20,000	Willamette Valley Vineyards Inc.†	69,000
175,000	Yakult Honsha Co. Ltd.	6,830,550
66,000	Zhongpin Inc.†	607,860

		185,916,539

	Health Care — 6.0%
30,000	Alere Inc.†	583,200
43,000	Align Technology Inc.†	1,438,780
100,000	Allergan Inc.	9,257,000
120,000	AngioDynamics Inc.†	1,441,200
8,000	Anika Therapeutics Inc.†	108,720
167,000	ArthroCare Corp.†	4,889,760
52,551	Biolase Inc.†	102,475
12,099	Bio-Rad Laboratories Inc., Cl. A†	1,210,021
89,000	Bio-Reference Laboratories Inc.†	2,338,920
18,000	Bruker Corp.†	239,580
145,004	Cantel Medical Corp.	3,951,359
222,000	Cepheid Inc.†	9,934,500
180,000	Chemed Corp.	10,879,200
66,000	CONMED Corp.	1,826,220
423,000	Cutera Inc.†	3,043,485
15,000	Cynosure Inc., Cl. A†	317,250
96,000	DexCom Inc.†	1,244,160
29,000	DGT Holdings Corp.†	319,000
205,024	Exactech Inc.†	3,438,253
425,000	Gentiva Health Services Inc.†	2,945,250
44,000	Henry Schein Inc.†	3,453,560
5,500	Heska Corp.	61,050
26,000	ICU Medical Inc.†	1,387,880
330,000	IRIS International Inc.†	3,729,000
42,000	Life Technologies Corp.†	1,889,580
156,000	MAKO Surgical Corp.†	3,995,160
24,000	Meridian Bioscience Inc.	491,040
1,800	Metropolitan Health Networks Inc.†	17,226
40,000	MWI Veterinary Supply Inc.†	4,110,800
8,000	Neogen Corp.†	369,600
6,000	Nobel Biocare Holding AG†	61,887
50,000	Nordion Inc.	468,000
11,000	NuVasive Inc.†	278,960
105,000	Opko Health Inc.†	483,000
71,000	Orthofix International NV†	2,928,750
45,000	Owens & Minor Inc.	1,378,350
380,000	Pain Therapeutics Inc.†	1,782,200
380,000	Palomar Medical Technologies Inc.†	3,230,000
71,000	Par Pharmaceutical Companies Inc.†	2,565,940
15,000	Patterson Companies Inc.	517,050
30,000	PSS World Medical Inc.†	629,700
628,500	Quidel Corp.†	9,854,880
240,002	Rochester Medical Corp.†	2,582,422
225,000	RTI Biologics Inc.†	846,000
970,000	Sorin SpA†	2,106,454
45,084	STERIS Corp.	1,414,285

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
2,300	Straumann Holding AG	$337,070
3,000	Stryker Corp.	165,300
75,000	SurModics Inc.†	1,297,500
14,000	Syneron Medical Ltd.†	145,320
7,000	Techne Corp.	519,400
60,000	The Cooper Companies Inc.	4,785,600
48,000	United-Guardian Inc.	889,440
77,000	Vascular Solutions Inc.†	967,120
390,000	Wright Medical Group Inc.†	8,326,500
19,800	Young Innovations Inc.	682,902

		128,257,259

	Home Furnishings — 0.2%
123,000	Bassett Furniture Industries Inc.	1,268,130
43,000	Bed Bath & Beyond Inc.†	2,657,400

		3,925,530

	Hotels and Gaming — 3.0%
286,500	Boyd Gaming Corp.†	2,062,800
110,000	Canterbury Park Holding Corp.	1,223,200
202,301	Churchill Downs Inc.	11,893,276
137,500	Dover Downs Gaming & Entertainment Inc.	413,875
400,002	Gaylord Entertainment Co.†	15,424,077
400,000	Genting Singapore plc	445,234
18,000	Home Inns & Hotels Management Inc., ADR†	407,880
95,000	Lakes Entertainment Inc.†	275,500
197,000	Las Vegas Sands Corp.	8,567,530
2,000,000	Mandarin Oriental International Ltd.	2,580,000
76,000	Morgans Hotel Group Co.†	357,200
165,000	Orient-Express Hotels Ltd., Cl. A†	1,381,050
100,000	Penn National Gaming Inc.†	4,459,000
400,040	Pinnacle Entertainment Inc.†	3,848,385
2,400,000	The Hongkong & Shanghai Hotels Ltd.	3,186,409
268,907	The Marcus Corp.	3,700,160
24,000	Wynn Resorts Ltd.	2,489,280

		62,714,856

	Machinery — 1.5%
131,000	Astec Industries Inc.†	4,019,080
453,000	CNH Global NV†	17,603,580
15,000	Global Power Equipment Group Inc.	327,600
69,000	Kennametal Inc.	2,287,350
6,000	Nordson Corp.	307,740
128,000	Twin Disc Inc.	2,366,720
117,000	Zebra Technologies Corp., Cl. A†	4,020,120

		30,932,190

	Manufactured Housing and Recreational Vehicles — 0.4%
76,400	Cavco Industries Inc.†	3,917,792
15,000	Drew Industries Inc.†	417,750
34,000	Nobility Homes Inc.†	193,460
19,000	Polaris Industries Inc.	1,358,120
215,000	Skyline Corp.	1,092,200

Shares		Market Value

48,000	Winnebago Industries Inc.†	$489,120

		7,468,442

	Metals and Mining — 0.8%
52,003	Barrick Gold Corp.	1,953,753
280,000	Century Aluminum Co.†	2,052,400
10,000	Inmet Mining Corp.	409,881
102,000	Ivanhoe Mines Ltd.†	987,360
140,000	Kinross Gold Corp.	1,141,000
200,000	Lynas Corp Ltd.†	172,972
346,900	Materion Corp.	7,989,107
100,000	Molycorp Inc.†	2,155,000
2,000	Northwest Pipe Co.†.	48,520
52,100	Stillwater Mining Co.†	444,934
15,000	Yamana Gold Inc.	231,000

		17,585,927

	Paper and Forest Products — 0.1%
16,000	Schweitzer-Mauduit International Inc.	1,090,240
115,000	Wausau Paper Corp.	1,118,950

		2,209,190

	Publishing — 1.2%
65,000	Belo Corp., Cl. A	418,600
80,000	Cambium Learning Group Inc.†	76,000
1,525,000	Il Sole 24 Ore SpA†.	1,010,298
12,000	John Wiley & Sons Inc., Cl. B	591,300
1,090,000	Journal Communications Inc., Cl. A†	5,624,400
1,618,800	Media General Inc., Cl. A†(a)	7,462,668
30,000	Meredith Corp.	958,200
260,000	News Corp., Cl. A.	5,795,400
415,000	The E.W. Scripps Co., Cl. A†	3,988,150

		25,925,016

	Real Estate — 1.5%
21,320	Capital Properties Inc., Cl. A	213,200
15,000	Capital Properties Inc., Cl. B(b)	150,000
130,000	Cohen & Steers Inc.	4,486,300
200,000	Griffin Land & Nurseries Inc.	5,598,000
10,400	Gyrodyne Co. of America Inc.†	1,188,824
106,000	Morguard Corp.	9,370,396
42,000	Tejon Ranch Co.†	1,202,040
596,000	The St. Joe Co.†	9,422,760

		31,631,520

	Retail — 6.1%
270,000	Aaron’s Inc.†	7,643,700
230,000	AutoNation Inc.†	8,114,400
38,000	Barnes & Noble Inc.†	625,480
18,000	Best Buy Co. Inc.	377,280
134,000	Big 5 Sporting Goods Corp.	1,013,040
23,150	Biglari Holdings Inc.†	8,944,929
360,000	Casey’s General Stores Inc.	21,236,400
530,000	Coldwater Creek Inc.†	289,380
36,000	Collective Brands Inc.†	771,120
82,000	Copart Inc.†	1,942,580

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Retail (Continued)
1,000	Cracker Barrel Old Country Store Inc.	$62,800
2,500	Dunkin’ Brands Group Inc.	85,850
110,000	HSN Inc.	4,438,500
662,051	Ingles Markets Inc., Cl. A(a)	10,612,678
27,000	J.C. Penney Co. Inc.	629,370
390,000	Krispy Kreme Doughnuts Inc.†	2,492,100
180,000	Macy’s Inc.	6,183,000
60,000	Movado Group Inc.	1,501,200
149,000	Nathan’s Famous Inc.†	4,395,500
500,000	Pier 1 Imports Inc.	8,215,000
59,000	Regis Corp.	1,059,640
300,000	Rush Enterprises Inc., Cl. B†	4,026,000
6,000	Teavana Holdings Inc.†	81,180
340,100	The Bon-Ton Stores Inc.	2,656,181
380,000	The Cheesecake Factory Inc.†	12,144,800
100,000	The Great Atlantic & Pacific Tea Co. Inc.†(b)	650
165,000	The Wendy’s Co.	778,800
181,500	Tractor Supply Co.	15,075,390
36,000	Village Super Market Inc., Cl. A	1,172,880
55,500	Weis Markets Inc.	2,470,860

		129,040,688

	Specialty Chemicals — 4.4%
55,000	A. Schulman Inc.	1,091,750
23,500	Airgas Inc.	1,974,235
82,000	Albemarle Corp.	4,890,480
72,000	Ashland Inc.	4,990,320
335,000	Chemtura Corp.†	4,857,500
12,000	Cytec Industries Inc.	703,680
2,230,290	Ferro Corp.†	10,705,392
345,000	H.B. Fuller Co.	10,591,500
50,000	Hawkins Inc.	1,909,000
1,400,000	Huntsman Corp.	18,116,000
85,000	Material Sciences Corp.†	697,000
34,000	NewMarket Corp.	7,364,400
340,000	Omnova Solutions Inc.†	2,563,600
64,000	Penford Corp.†	572,800
13,000	Quaker Chemical Corp.	600,730
100,000	Rockwood Holdings Inc.	4,435,000
255,000	Sensient Technologies Corp.	9,366,150
600,000	Zep Inc.	8,238,000

		93,667,537

	Telecommunications — 1.6%
55,000	Atlantic Tele-Network Inc.	1,855,150
1,850,000	Cincinnati Bell Inc.†	6,882,000
6,795	Community Service Communications Inc.†	7,848
110,000	HickoryTech Corp.	1,222,100
6,000	IDT Corp., Cl. B	58,860
40,000	Ixia†	480,800
40,000	Loral Space & Communications Inc.	2,694,000
129,000	New ULM Telecom Inc.	854,625

Shares			Market Value

116,000		Rogers Communications Inc., Cl. B	$4,200,360
110,000		Shenandoah Telecommunications Co.	1,497,100
1,500,000		Sprint Nextel Corp.†	4,890,000
37,584		Verizon Communications Inc.	1,670,233
815,000		VimpelCom Ltd., ADR	6,609,650
25,000		Windstream Corp.	241,500
53,000		Winstar Communications Inc.†(b)	53

			33,164,279

		Transportation — 1.0%
474,000		GATX Corp.	18,249,000
2,000	(c)	Irish Continental Group plc	38,471
13,000		Kirby Corp.†	612,040
133,000		Providence and Worcester Railroad Co.	1,794,170
58,000		RailAmerica Inc.†	1,403,600

			22,097,281

		Wireless Communications — 0.1%
25,000		Millicom International Cellular SA, SDR	2,352,746

		TOTAL COMMON STOCKS	2,042,511,615

		PREFERRED STOCKS — 0.3%
		Automotive: Parts and Accessories — 0.1%
50,000		Jungheinrich AG Pfd.	1,452,164

		Business Services — 0.2%
200,000		Trans-Lux Pfd., Ser. A, 11/14/12(a)(b)(d)(e)	3,735,000

		TOTAL PREFERRED STOCKS	5,187,164

		RIGHTS — 0.1%
		Health Care — 0.1%
920,000		Sanofi, CVR, expire 12/31/20†	1,297,200

		Metals and Mining — 0.0%
106,000		Ivanhoe Mines Ltd., expire 07/19/12†	97,732

		TOTAL RIGHTS	1,394,932

		WARRANTS — 0.0%
		Automotive: Parts and Accessories — 0.0%
4,531		Federal-Mogul Corp., expire 12/27/14†	227

		Business Services — 0.0%
2,000,000		Trans-Lux, Ser. A, expire 11/14/12†(a)(b)(d)(e)	56,062

		Consumer Services — 0.0%
120,000		SearchMedia Holdings Ltd., expire 11/19/12†	12,000

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value
	WARRANTS (Continued)
	Retail — 0.0%
230,189	Talbots Inc.,
	expire 04/06/15†	$668

	TOTAL WARRANTS	68,957

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Gaylord Entertainment Co., Cv.,
	3.750%, 10/01/14(d)	598,500

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb.,
	5.250%, 02/15/13†(b)	0

	U.S. GOVERNMENT OBLIGATIONS — 3.3%
70,270,000	U.S. Treasury Bills,
	0.050% to 0.140%††,
	07/12/12 to 12/20/12	70,252,366

	TOTAL INVESTMENTS — 99.9%
	(Cost $1,473,837,738)	$2,120,013,534

	Aggregate tax cost	$1,483,359,650

	Gross unrealized appreciation	773,523,622
	Gross unrealized depreciation	(136,869,738)

	Net unrealized appreciation/depreciation	$636,653,884

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $4,337,446 or 0.20% of total investments.

(c)	Denoted in units.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of Rule 144A securities amounted to $4,389,562 or 0.21% of total investments.

(e)	Illiquid security.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs			Total Market Value at 6/30/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 17,876,534	—	$ 12	$17,876,546
Cable	30,205,449	—	0	30,205,449
Consumer Products	50,028,429	$ 61	—	50,028,490
Entertainment	33,027,799	—	392,815	33,420,614
Equipment and Supplies	199,304,623	—	2,220	199,306,843
Financial Services	111,030,474	—	634	111,031,108
Real Estate	31,481,520	150,000	—	31,631,520
Retail	129,040,038	—	650	129,040,688
Telecommunications	33,164,226	—	53	33,164,279
Other Industries (a)	1,406,806,078	—	—	1,406,806,078

Total Common Stocks	2,041,965,170	150,061	396,384	2,042,511,615

Preferred Stocks (a)	1,452,164	3,735,000	—	5,187,164
Rights (a)	1,394,932	—	—	1,394,932
Warrants (a)	12,895	56,062	—	68,957
Convertible Corporate Bonds (a)	—	598,500	—	598,500
Corporate Bonds (a)	—	—	0	0
U.S. Government Obligations	—	70,252,366	—	70,252,366

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,044,825,161	$74,791,989	$396,384	$2,120,013,534

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At June 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2012, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At June 30, 2012, the Fund held no investments in forward foreign exchange contracts.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice	Certified Public Accountant,
President	Professor Emeritus,
and Chief Financial Officer,	Pace University
KeySpan Corp.

John D. Gabelli	Anthonie C. van Ekris
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q312QR

The

Gabelli

Small Cap

Growth

Fund

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 5 stars for the five and ten year periods, and 3 stars for the three year period ended June 30, 2012 among 598, 518, 310, and 598 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

JUNE 30, 2012

16

The Gabelli Equity Income Fund
Third Quarter Report — June 30, 2012

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 5 stars for the ten year period, and 4 stars for the three and five year periods ended June 30, 2012 among 1,539, 838, 1,539, and 1,346 Large Blend funds, respectively.
Morningstar Rating™ is based on risk-adjusted returns.
Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended June 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund decreased 2.5% compared with a decline of 2.8% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a)(b) (Unaudited)

	Quarter	1 Year	5 Year	10 Year	Since Inception (01/02/92)
Class AAA (GABEX)	(2.47)%	0.90%	1.25%	7.27%	9.76%
S&P 500 Index	(2.75)	5.45	0.22	5.33	8.09(f)
Nasdaq Composite Index	(4.76)	7.06	3.45	8.07	8.17
Lipper Equity Income Fund Average	(2.12)	3.21	(0.81)	5.12	7.54
Class A (GCAEX)	(2.48)	0.86	1.25	7.26	9.76
With sales charge (c)	(8.09)	(4.94)	0.06	6.62	9.44
Class B (GCBEX)	(2.65)	0.12	0.47	6.57	9.41
With contingent deferred sales charge (d)	(7.52)	(4.88)	0.07	6.57	9.41
Class C (GCCEX)	(2.70)	0.12	0.49	6.60	9.43
With contingent deferred sales charge (e)	(3.67)	(0.88)	0.49	6.60	9.43
Class I (GCIEX)	(2.40)	1.12	1.49	7.40	9.83

In the current prospectus dated January 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.41%, 1.41%, 2.16%, 2.16%, and 1.16%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(f)	S&P 500 Index since inception performance is as of December 31, 1991.

The Gabelli Equity Income Fund

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 95.2%
	Aerospace — 4.5%
100,000	Exelis Inc.	$986,000
180,000	Goodrich Corp.	22,842,000
2,000	Lockheed Martin Corp.	174,160
10,000	Raytheon Co.	565,900
320,000	Rockwell Automation Inc.	21,139,200
2,000	Rockwell Collins Inc.	98,700
1,625,000	Rolls-Royce Holdings plc	21,835,991
415,000	The Boeing Co.	30,834,500

		98,476,451

	Agriculture — 0.7%
99,000	Archer-Daniels-Midland Co.	2,922,480
150,000	Monsanto Co.	12,417,000
12,000	The Mosaic Co.	657,120

		15,996,600

	Automotive — 0.9%
1,075,000	Ford Motor Co.	10,309,250
130,000	General Motors Co.†	2,563,600
175,000	Navistar International Corp.†	4,964,750
31,000	PACCAR Inc.	1,214,890

		19,052,490

	Automotive: Parts and Accessories — 2.3%
29,000	BorgWarner Inc.†	1,902,110
70,000	Dana Holding Corp.	896,700
535,000	Genuine Parts Co.	32,233,750
6,000	Johnson Controls Inc.	166,260
75,000	Modine Manufacturing Co.†	519,750
135,000	O’Reilly Automotive Inc.†	11,308,950
55,100	Tenneco Inc.†	1,477,782
140,000	The Pep Boys - Manny, Moe & Jack	1,386,000

		49,891,302

	Aviation: Parts and Services — 0.2%
65,000	Curtiss-Wright Corp.	2,018,250
83,486	GenCorp Inc.†	543,494
4,500	Precision Castparts Corp.	740,205
21,000	United Technologies Corp.	1,586,130

		4,888,079

	Broadcasting — 0.7%
300,000	CBS Corp., Cl. A, Voting	9,987,000
152,000	CBS Corp., Cl. B, Non-Voting	4,982,560
132	Granite Broadcasting Corp.†(a)	1

		14,969,561

	Building and Construction — 0.3%
245,000	Fortune Brands Home & Security Inc.†	5,456,150

	Business Services — 0.7%
37,000	Automatic Data Processing Inc.	2,059,420
193,000	Diebold Inc.	7,123,630
4,000	Landauer Inc.	229,320
10,500	MasterCard Inc., Cl. A	4,516,155
3,000	MSC Industrial Direct Co. Inc., Cl. A	196,650

		14,125,175

Shares		Market Value

	Cable and Satellite — 0.6%
41,000	AMC Networks Inc., Cl. A†	$1,457,550
140,000	Cablevision Systems Corp., Cl. A	1,860,600
10,000	DIRECTV, Cl. A†	488,200
195,000	DISH Network Corp., Cl. A	5,567,250
16,000	EchoStar Corp., Cl. A†	422,720
500	Jupiter Telecommunications Co. Ltd.	509,789
58,000	Scripps Networks Interactive Inc., Cl. A	3,297,880

		13,603,989

	Communications Equipment — 0.4%
750,000	Corning Inc.	9,697,500

	Computer Hardware — 2.0%
255,000	Hewlett-Packard Co.	5,128,050
193,000	International Business Machines Corp.	37,746,940

		42,874,990

	Computer Software and Services — 1.7%
25,000	eBay Inc.†	1,050,250
370,000	EMC Corp.†	9,483,100
135,000	Fidelity National Information Services Inc.	4,600,800
500,000	Microsoft Corp.	15,295,000
350,000	Yahoo! Inc.†	5,540,500

		35,969,650

	Consumer Products — 5.4%
45,000	Altria Group Inc.	1,554,750
215,000	Avon Products Inc.	3,485,150
16,000	Compagnie Financiere Richemont SA, Cl. A	874,045
86,000	Energizer Holdings Inc.†	6,471,500
5,000	Hanesbrands Inc.†	138,650
188,000	Harman International Industries Inc.	7,444,800
210,000	Kimberly-Clark Corp.	17,591,700
3,000	National Presto Industries Inc.	209,310
50,000	Philip Morris International Inc.	4,363,000
105,000	Reckitt Benckiser Group plc	5,533,585
25,000	Svenska Cellulosa AB, Cl. A	375,138
1,250,000	Swedish Match AB	50,361,766
15,000	The Clorox Co.	1,086,900
230,000	The Procter & Gamble Co.	14,087,500
81,000	Unilever NV - NY Shares	2,701,350

		116,279,144

	Consumer Services — 0.1%
100,000	Rollins Inc.	2,237,000

	Diversified Industrial — 3.8%
5,000	3M Co.	448,000
4,000	Acuity Brands Inc.	203,640

See accompanying notes to schedule of investments.

2

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
5,000	Alstom SA	$157,745
100,000	Cooper Industries plc	6,818,000
105,000	Crane Co.	3,819,900
1,390,000	General Electric Co.	28,967,600
260,000	Honeywell International Inc.	14,518,400
50,000	ITT Corp.	880,000
30,000	Jardine Matheson Holdings Ltd.	1,452,000
171,000	Jardine Strategic Holdings Ltd.	5,215,500
413,503	National Patent Development Corp.†	1,199,159
120,000	Textron Inc.	2,984,400
20,000	Toray Industries Inc.	135,360
55,000	Trinity Industries Inc.	1,373,900
255,000	Tyco International Ltd.	13,476,750

		81,650,354

	Electronics — 1.8%
225,000	Emerson Electric Co.	10,480,500
460,000	Intel Corp.	12,259,000
260,000	LSI Corp.†	1,656,200
130,000	TE Connectivity Ltd.	4,148,300
320,000	Texas Instruments Inc.	9,180,800
27,000	Thermo Fisher Scientific Inc.	1,401,570

		39,126,370

	Energy and Utilities: Electric — 1.0%
36,000	American Electric Power Co. Inc.	1,436,400
12,000	DTE Energy Co.	711,960
90,000	El Paso Electric Co.	2,984,400
150,000	GenOn Energy Inc.†	256,500
1,200,000	GenOn Energy Inc., Escrow†(a)	0
110,000	Great Plains Energy Inc.	2,355,100
100,000	Korea Electric Power Corp., ADR†	1,118,000
224,960	Northeast Utilities	8,730,698
220,000	The AES Corp.†	2,822,600
13,333	UIL Holdings Corp.	478,121

		20,893,779

	Energy and Utilities: Integrated — 3.4%
430,000	BP plc, ADR	17,432,200
51,000	CH Energy Group Inc.	3,350,190
195,000	CONSOL Energy Inc.	5,896,800
110,000	Dominion Resources Inc.	5,940,000
195,000	Duke Energy Corp.	4,496,700
29,000	ENI SpA	615,819
46,500	Exelon Corp.	1,749,330
50,350	FirstEnergy Corp.	2,476,717
62,260	Hess Corp.	2,705,197
13,069	Iberdrola SA, ADR	238,771
25,000	Integrys Energy Group Inc.	1,421,750
120,000	NextEra Energy Inc.	8,257,200
72,000	OGE Energy Corp.	3,728,880

Shares			Market Value

125,000		PNM Resources Inc.	$2,442,500
85,000		Progress Energy Inc.	5,114,450
7,200		Public Service Enterprise Group Inc.	234,000
30,000		Suncor Energy Inc., New York	868,500
21,000		Suncor Energy Inc., Toronto	607,249
50,000		TECO Energy Inc.	903,000
140,000		Westar Energy Inc.	4,193,000

			72,672,253

		Energy and Utilities: Natural Gas — 1.9%
13,000		AGL Resources Inc.	503,750
15,000		Atmos Energy Corp.	526,050
318,240		Kinder Morgan Inc.	10,253,708
310,000		National Fuel Gas Co.	14,563,800
146,000		ONEOK Inc.	6,177,260
24,000		Piedmont Natural Gas Co. Inc.	772,560
80,000		Southwest Gas Corp.	3,492,000
200,000		Spectra Energy Corp.	5,812,000

			42,101,128

		Energy and Utilities: Oil — 4.5%
188,000		Anadarko Petroleum Corp.	12,445,600
45,000		Canadian Oil Sands Ltd.	871,624
5,000	(b)	Canadian Oil Sands Trust	96,847
190,000		Chevron Corp.	20,045,000
185,000		ConocoPhillips	10,337,800
22,000		Denbury Resources Inc.†	332,420
49,000		Devon Energy Corp.	2,841,510
151,000		Exxon Mobil Corp.	12,921,070
40,000		Marathon Oil Corp.	1,022,800
20,000		Marathon Petroleum Corp.	898,400
30,000		Nexen Inc.	508,005
2,000		Niko Resources Ltd.	26,363
100,000		Occidental Petroleum Corp.	8,577,000
4,800		PetroChina Co. Ltd., ADR	619,872
100,000		Petroleo Brasileiro SA, ADR	1,877,000
92,500		Phillips 66†	3,074,700
33,000		Repsol YPF SA, ADR	527,340
120,000		Royal Dutch Shell plc, Cl. A, ADR	8,091,600
16,000		Silverwillow Energy Corp.†	14,930
35,000		Statoil ASA	831,953
80,000		Statoil ASA, ADR	1,908,800
340,000		Talisman Energy Inc.	3,896,400
17,518		Total SA, ADR	787,434
90,000		Transocean Ltd.	4,025,700
40,000		WesternZagros Resources Ltd.†	35,753

			96,615,921

		Energy and Utilities: Services — 1.4%
30,000		ABB Ltd., ADR†	489,600
52,000		Cameron International Corp.†	2,220,920
38,178		GDF Suez†	48
350,000		Halliburton Co.	9,936,500

See accompanying notes to schedule of investments.

3

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
94,000	Oceaneering International Inc.	$4,498,840
40,000	Schlumberger Ltd.	2,596,400
915,000	Weatherford International Ltd.†	11,556,450

		31,298,758

	Energy and Utilities: Water — 0.0%
36,000	Aqua America Inc.	898,560

	Entertainment — 1.3%
125,000	Grupo Televisa SAB, ADR	2,685,000
38,750	The Madison Square Garden Co., Cl. A†	1,450,800
117,000	Time Warner Inc.	4,504,500
303,000	Viacom Inc., Cl. A	15,446,940
242,833	Vivendi SA.	4,495,883

		28,583,123

	Environmental Services — 0.2%
150,000	Waste Management Inc	5,010,000

	Equipment and Supplies — 1.0%
18,000	A.O. Smith Corp.	880,020
28,000	Danaher Corp.	1,458,240
86,000	Flowserve Corp.	9,868,500
12,000	Ingersoll-Rand plc	506,160
1,500	Minerals Technologies Inc.	95,670
85,000	Mueller Industries Inc.	3,620,150
16,000	Parker Hannifin Corp.	1,230,080
90,000	Tenaris SA, ADR	3,147,300

		20,806,120

	Financial Services — 11.4%
6,579	Alleghany Corp.†	2,235,215
320,000	AllianceBernstein Holding LP	4,060,800
383,000	American Express Co.	22,294,430
425,000	American International Group Inc.†.	13,638,250
24,990	Argo Group International Holdings Ltd.	731,457
28,125	Banco Popular Espanol SA	63,461
2,000	Banco Santander Chile, ADR	154,980
160,000	Banco Santander SA, ADR	1,049,600
340,000	Bank of America Corp.	2,781,200
12,156	BNP Paribas SA.	466,657
235,000	Citigroup Inc.	6,441,350
37,000	Deutsche Bank AG	1,338,290
105,000	Discover Financial Services	3,630,900
60,000	Dundee Corp., Cl. A†	1,336,607
30,000	Eaton Vance Corp.	808,500
290,000	Energy Transfer Equity LP	11,895,800
125,000	Federated Investors Inc., Cl. B	2,731,250
32,201	Fidelity Southern Corp.	278,217
265,000	H&R Block Inc.	4,234,700
12,000	Interactive Brokers Group Inc., Cl. A	176,640
200,000	Janus Capital Group Inc.	1,564,000

Shares		Market Value

280,000	JPMorgan Chase & Co.	$10,004,400
75,000	Julius Baer Group Ltd.†	2,707,159
40,000	Kemper Corp.	1,230,000
69,100	Kinnevik Investment AB, Cl. A	1,468,417
18,000	Kinnevik Investment AB, Cl. B	360,393
469,000	Legg Mason Inc.	12,367,530
36,052	Leucadia National Corp.	766,826
178,000	Loews Corp.	7,281,980
162,000	M&T Bank Corp.	13,376,340
365,000	Marsh & McLennan Companies Inc.	11,763,950
345,000	Morgan Stanley	5,033,550
213,000	Northern Trust Corp.	9,802,260
50,000	NYSE Euronext	1,279,000
25,000	Och-Ziff Capital Management Group LLC, Cl. A.	189,500
40,000	Oritani Financial Corp.	575,600
90,000	PNC Financial Services Group Inc.	5,499,900
45,000	Popular Inc.†	747,450
500	Raiffeisen Bank International AG	16,293
958	Reinet Investments SCA†	17,488
48,000	Royal Bank of Canada	2,458,560
415,000	SLM Corp.	6,519,650
165,000	State Street Corp.	7,365,600
210,000	Sterling Bancorp	2,095,800
12,000	SunTrust Banks Inc.	290,760
50,000	T. Rowe Price Group Inc.	3,148,000
140,000	TD Ameritrade Holding Corp.	2,380,000
1,000,038	The Bank of New York Mellon Corp.	21,950,834
12,000	The Charles Schwab Corp.	155,160
2,000	The Dun & Bradstreet Corp.	142,340
19,000	The Goldman Sachs Group Inc.	1,821,340
27,000	The Travelers Companies Inc.	1,723,680
170,000	Waddell & Reed Financial Inc., Cl. A	5,147,600
650,000	Wells Fargo & Co.	21,736,000
90,000	WR Berkley Corp.	3,502,800

		246,838,464

	Food and Beverage — 13.3%
30,000	Anheuser-Busch InBev NV	2,327,259
270,000	Beam Inc.	16,872,300
129,595	Brown-Forman Corp., Cl. A	12,311,525
13,500	Brown-Forman Corp., Cl. B	1,307,475
220,000	Campbell Soup Co.	7,343,600
40,000	Coca-Cola Amatil Ltd., ADR	1,101,600
20,000	Coca-Cola Enterprises Inc.	560,800
15,000	Coca-Cola Femsa SAB de CV, ADR.	1,963,200
135,000	Constellation Brands Inc., Cl. A†	3,653,100
136,389	Danone	8,460,019
428,000	Davide Campari - Milano SpA	2,973,576
1,200,021	DE Master Blenders 1753 NV	13,530,988
275,000	Dean Foods Co.†	4,683,250
1,000	Diageo plc	25,716
93,000	Diageo plc, ADR	9,585,510

See accompanying notes to schedule of investments.

4

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
103,000	Dr Pepper Snapple Group Inc.	$4,506,250
140,000	Fomento Economico Mexicano SAB de CV, ADR	12,495,000
275,000	General Mills Inc.	10,598,500
3,150,000	Grupo Bimbo SAB de CV, Cl. A	7,742,940
115,000	H.J. Heinz Co.	6,253,700
140,000	Heineken NV.	7,289,674
15,000	Heineken NV, ADR	392,100
240,004	Hillshire Brands Co.	6,957,722
245,000	ITO EN Ltd.	4,572,966
30,200	Kellogg Co.	1,489,766
1,035,000	Kraft Foods Inc., Cl. A	39,971,700
24,000	McCormick & Co. Inc., Non-Voting	1,455,600
102,000	Nestlé SA.	6,077,122
50,000	Nestlé SA, ADR	2,987,000
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,935,885
4,200,000	Parmalat SpA	7,940,774
120,053	PepsiCo Inc.	8,482,945
43,500	Pernod-Ricard SA	4,638,459
10,000	Post Holdings Inc.†	307,500
33,000	Ralcorp Holdings Inc.†	2,202,420
52,700	Remy Cointreau SA	5,774,191
20,000	SABMiller plc	800,301
200,000	Sapporo Holdings Ltd.	640,520
528,000	The Coca-Cola Co.	41,284,320
10,000	The Hershey Co.	720,300
87,043	Tootsie Roll Industries Inc.	2,076,854
92,000	Tyson Foods Inc., Cl. A	1,732,360
170,000	Yakult Honsha Co. Ltd.	6,635,391

		287,662,178

	Health Care — 11.5%
120,000	Abbott Laboratories	7,736,400
34,000	Aetna Inc.	1,318,180
161,000	Baxter International Inc.	8,557,150
159,000	Becton, Dickinson and Co.	11,885,250
18,000	Bio-Rad Laboratories Inc., Cl. A†	1,800,180
780,000	Boston Scientific Corp.†	4,422,600
605,400	Bristol-Myers Squibb Co.	21,764,130
310,000	Covidien plc	16,585,000
463,000	Eli Lilly & Co.	19,867,330
18,630	Express Scripts Holding Co.†	1,040,113
14,076	GlaxoSmithKline plc, ADR	641,443
22,000	Henry Schein Inc.†	1,726,780
151,000	Hospira Inc.†	5,281,980
350,000	Johnson & Johnson	23,646,000
22,000	Laboratory Corp. of America Holdings†	2,037,420
117,000	Mead Johnson Nutrition Co.	9,419,670
30,000	Medtronic Inc.	1,161,900
510,000	Merck & Co. Inc.	21,292,500
5,000	Nobel Biocare Holding AG†	51,572

Shares		Market Value

278,000	Novartis AG, ADR	$15,540,200
141,000	Patterson Companies Inc.	4,860,270
1,300,000	Pfizer Inc.	29,900,000
68,000	Roche Holding AG, ADR	2,938,960
40,000	Roche Holding AG, Genusschein	6,894,590
20,000	Smith & Nephew plc	199,684
54,000	St. Jude Medical Inc.	2,155,140
1,000,000	Tenet Healthcare Corp.†	5,240,000
240,000	UnitedHealth Group Inc.	14,040,000
25,000	Watson Pharmaceuticals Inc.†	1,849,750
18,000	William Demant Holding A/S†	1,613,134
60,000	Wright Medical Group Inc.†	1,281,000
54,000	Zimmer Holdings Inc.	3,475,440

		250,223,766

	Hotels and Gaming — 1.1%
18,500	Gaylord Entertainment Co.†	713,360
115,000	International Game Technology	1,811,250
2,004,352	Ladbrokes plc	4,934,678
239,000	Las Vegas Sands Corp.	10,394,110
100,000	MGM Resorts International†	1,116,000
80,000	Starwood Hotels & Resorts Worldwide Inc.	4,243,200
15,000	Wynn Resorts Ltd.	1,555,800

		24,768,398

	Machinery — 1.4%
6,000	Caterpillar Inc.	509,460
319,000	Deere & Co.	25,797,530
115,000	Xylem Inc.	2,894,550

		29,201,540

	Metals and Mining — 1.6%
795,000	Alcoa Inc.	6,956,250
10,000	Carpenter Technology Corp.	478,400
265,000	Freeport-McMoRan Copper & Gold Inc.	9,028,550
340,000	Newmont Mining Corp.	16,493,400
71,000	Peabody Energy Corp.	1,740,920
2,000	Royal Gold Inc.	156,800
6,615	Teck Resources Ltd., Cl. B	204,863

		35,059,183

	Paper and Forest Products — 0.1%
110,000	International Paper Co.	3,180,100

	Publishing — 0.1%
6,016	News Corp., Cl. B	135,480
30,000	The McGraw-Hill Companies Inc.	1,350,000
400	The Washington Post Co., Cl. B	149,528
2,700	Value Line Inc.	32,103

		1,667,111

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	279,900

.

See accompanying notes to schedule of investments.

5

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Real Estate Investment Trusts — 0.6%
46,000	Plum Creek Timber Co. Inc.	$1,826,200
9,000	Rayonier Inc.	404,100
460,000	Weyerhaeuser Co.	10,285,600

		12,515,900

	Retail — 6.6%
40,266	Copart Inc.†	953,902
225,000	Costco Wholesale Corp.	21,375,000
585,000	CVS Caremark Corp.	27,337,050
106,400	Ingles Markets Inc., Cl. A.	1,705,592
173,000	J.C. Penney Co. Inc.	4,032,630
500,000	Macy’s Inc.	17,175,000
200,000	Safeway Inc.	3,630,000
500	Sears Holdings Corp.†	29,850
235,000	SUPERVALU Inc.	1,217,300
520,000	The Home Depot Inc.	27,554,800
93,000	Tractor Supply Co.	7,724,580
130,000	Walgreen Co.	3,845,400
234,000	Wal-Mart Stores Inc.	16,314,480
10,000	Weis Markets Inc.	445,200
100,000	Whole Foods Market Inc.	9,532,000

		142,872,784

	Specialty Chemicals — 1.9%
11,000	Airgas Inc.	924,110
44,000	Albemarle Corp.	2,624,160
49,000	Ashland Inc.	3,396,190
155,000	E. I. du Pont de Nemours and Co.	7,838,350
275,000	Ferro Corp.†	1,320,000
8,000	FMC Corp.	427,840
52,500	H.B. Fuller Co.	1,611,750
50,000	Huntsman Corp.	647,000
230,000	International Flavors & Fragrances Inc.	12,604,000
3,500	NewMarket Corp.	758,100
5,000	Quaker Chemical Corp.	231,050
3,000	Rockwood Holdings Inc.	133,050
40,000	Sensient Technologies Corp.	1,469,200
200,000	The Dow Chemical Co.	6,300,000
4,000	Zep Inc.	54,920

		40,339,720

	Telecommunications — 3.8%
400,000	AT&T Inc.	14,264,000
525,000	BCE Inc.	21,630,000
49,000	Belgacom SA	1,392,426
4,495	Bell Aliant Inc.(c)	111,256
50,000	BT Group plc, Cl. A	165,542
16,000	BT Group plc, ADR	530,880
570,000	Cincinnati Bell Inc.†	2,120,400
465,000	Deutsche Telekom AG, ADR	5,083,380
20,000	France Telecom SA, ADR	262,200

Shares		Market Value

44,000	Loral Space & Communications Inc.	$2,963,400
1,800,000	Sprint Nextel Corp.†	5,868,000
28,311	Telefonica SA, ADR	370,874
350,000	Telekom Austria AG	3,436,662
400,043	Telephone & Data Systems Inc.	8,516,909
12,000	TELUS Corp.	720,636
15,000	TELUS Corp., Non-Voting, Cl. A	877,200
305,000	Verizon Communications Inc.	13,554,200

		81,867,965

	Transportation — 0.3%
171,000	GATX Corp	6,583,500

	Wireless Communications — 0.7%
140,000	Cable & Wireless Communications plc	64,901
140,000	Cable & Wireless Worldwide plc	83,100
36,000	Millicom International Cellular SA, SDR	3,387,954
2,400	NTT DoCoMo Inc.	3,984,237
80,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,004,000
25,000	United States Cellular Corp.†	965,500
230,000	Vodafone Group plc, ADR	6,481,400

		15,971,092

	TOTAL COMMON STOCKS	2,062,206,048

	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
1,100	Lucent Technologies Capital Trust I,
	7.750% Cv. Pfd	742,500

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc.,
	6.750% Cv. Pfd., Ser. B	1,372,800

	TOTAL PREFERRED STOCKS.	2,115,300

	RIGHTS — 0.0%
	Health Care — 0.0%
424,000	Sanofi, CVR, expire 12/31/20†	597,840

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
486,444	Kinder Morgan Inc., expire 05/25/17†	1,050,718

Principal Amount
	CORPORATE BONDS — 0.4%
	Computer Hardware — 0.1%
$2,000,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	1,980,000

	Diversified Industrial — 0.3%
6,500,000	Griffon Corp., Sub. Deb. Cv.,
	4.000%, 01/15/17(c)	6,085,625

See accompanying notes to schedule of investments.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Principal Amount		Market Value
	CORPORATE BONDS (Continued)
	Energy and Utilities: Electric — 0.0%
$100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15.	$24,500

	TOTAL CORPORATE BONDS	8,090,125

	U.S. GOVERNMENT OBLIGATIONS — 4.3%
92,975,000	U.S. Treasury Bills, 0.050% to 0.140%††, 07/12/12 to 12/20/12	92,955,500

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,744,797,714)	$2,167,015,531

	Aggregate tax cost	$1,753,388,809

	Gross unrealized appreciation	527,167,093
	Gross unrealized depreciation	(113,540,371)

	Net unrealized appreciation/depreciation	$413,626,722

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $1 or 0.00% of total investments.

(b)	Denoted in units.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of Rule 144A securities amounted to $6,196,881 or 0.29% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

7

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

8

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$14,969,560	—	$ 1	$ 14,969,561
Energy and Utilities: Electric	20,893,779	—	0	20,893,779
Other Industries (a)	2,026,342,708	—	—	2,026,342,708
Total Common Stocks	2,062,206,047	—	1	2,062,206,048
Preferred Stocks(a)	2,115,300	—	—	2,115,300
Rights(a)	597,840	—	—	597,840
Warrants(a)	1,050,718	—	—	1,050,718
Corporate Bonds(a)	—	$ 8,090,125	—	8,090,125
U.S. Government Obligations	—	92,955,500	—	92,955,500
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,065,969,905	$101,045,625	$ 1	$2,167,015,531

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

9

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities,

10

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At June 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At June 30, 2012, the Fund held no investments in forward foreign exchange contracts.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At September 30, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital

11

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$1,899,612
Capital Loss Carryforward Available through 2018	72,264,892
Capital Loss Carryforward Available through 2019	8,511,055

Total Capital Loss Carryforwards	$82,675,559

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2011, the Fund deferred currency losses of $507,059.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

12

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)             Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)             Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)             Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)             Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)             Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)             Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)             Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)             Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)             Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

                                     Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

                                     Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

                                     Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)             Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)             Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

                                     Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

                                     Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.

(Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)             Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)

        Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)             Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

        Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

    Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)             Portfolio Managers: Charles L. Minter

                                     Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass) Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

        Co-Portfolio Managers: Judith A. Raneri

                                 Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G. distributors, LLC, One Corporate Center, Rye, NY 10580.

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Gabelli Equity Series Funds, Inc.

The Gabelli Equity Income Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice	Certified Public Accountant,
President and	Professor Emeritus,
Chief Financial Officer,	Pace University
KeySpan Corp.

John D. Gabelli	Anthonie C. van Ekris
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary,	Treasurer
and Acting Chief
Compliance Officer

Custodian, Transfer Agent,

and Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q312QR

The

Gabelli

Equity

Income

Fund

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 5 stars for the ten year period, and 4 stars for the three and five year periods ended June 30, 2012 among 1,539, 838, 1,539, and 1,346 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

JUNE 30, 2012

The Gabelli Focus Five Fund

Third Quarter Report — June 30, 2012

Sarah Donnelly	Elizabeth M. Lilly, CFA	Daniel M. Miller

To Our Shareholders,

For the quarter ended June 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Focus Five Fund decreased 1.4% compared with a decrease of 2.8% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a)(b) (Unaudited)

	Quarter	1 Year	3 Year	5 Year	Since Inception (12/31/02)
Class AAA (GWSVX)	(1.43)%	(3.96)%	15.29%	0.94%	7.23%
S&P 500 Index	(2.75)	5.45	16.40	0.22	6.84
Class A (GWSAX)	(1.42)	(4.01)	15.34	0.95	7.26
With sales charge (c)	(7.09)	(9.53)	13.09	(0.27)	6.58
Class C (GWSCX)	(1.55)	(4.66)	14.45	0.22	6.49
With contingent deferred sales charge (d)	(2.53)	(5.61)	14.45	0.22	6.49
Class I (GWSIX)	(1.32)	(3.65)	15.60	1.19	7.36

In the current prospectus dated January 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 2.80%, 2.80%, 3.55%, and 2.55%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC in place through January 31, 2013 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum 1% contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Focus Five Fund

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 58.6%
	Automotive: Parts and Accessories — 9.6%
116,300	Dana Holding Corp.	$1,489,803
32,500	Federal-Mogul Corp.†	357,500
23,600	Tenneco Inc.†	632,952

		2,480,255

	Aviation: Parts and Services — 2.7%
23,000	Curtiss-Wright Corp.	714,150

	Business Services — 4.5%
4,000	Macquarie Infrastructure Co. LLC.	133,160
45,000	The Brink’s Co.	1,043,100

		1,176,260

	Cable and Satellite — 2.9%
28,588	EchoStar Corp., Cl. A†	755,295

	Computer Software and Services — 2.9%
70,000	Internap Network Services Corp.†	455,700
20,000	RealD Inc.†	299,200

		754,900

	Diversified Industrial — 4.4%
15,000	Texas Industries Inc.	585,150
10,600	Tyco International Ltd.	560,210

		1,145,360

	Electronics — 1.0%
4,000	Analogic Corp.	248,000

	Energy and Utilities — 4.4%
18,500	CONSOL Energy Inc.	559,440
7,800	National Fuel Gas Co.	366,444
17,500	RPC Inc.	208,075

		1,133,959

	Entertainment — 0.5%
3,500	The Madison Square Garden Co., Cl. A†	131,040

	Equipment and Supplies — 1.9%
3,200	Gerber Scientific Inc., Escrow†(a)	32
22,500	Sealed Air Corp.	347,400
4,000	Universal Display Corp.†	143,760

		491,192

	Financial Services — 5.3%
27,500	CIT Group Inc.†	980,100
50,000	Janus Capital Group Inc.	391,000

		1,371,100

	Food and Beverage — 5.9%
45,000	Inventure Foods Inc.†	283,500
10,000	Ralcorp Holdings Inc.†	667,400
22,800	Snyders-Lance Inc.	575,244

		1,526,144

Shares		Market Value

	Health Care — 6.6%
35,000	Metropolitan Health Networks Inc.†	$334,950
15,000	Par Pharmaceutical Companies Inc.†	542,100
77,500	Rochester Medical Corp.†	833,900

		1,710,950

	Hotels and Gaming — 1.7%
3,000	Gaylord Entertainment Co.†	115,680
36,527	Red Lion Hotels Corp.†	315,959

		431,639

	Machinery — 1.7%
17,500	Xylem Inc.	440,475

	Metals and Mining — 1.0%
135,000	Golden Queen Mining Co. Ltd.†	255,918

	Retail — 0.7%
10,000	Regis Corp.	179,600

	Telecommunications — 0.9%
65,000	Cincinnati Bell Inc.†	241,800

	TOTAL COMMON STOCKS	15,188,037

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 41.4%
$10,730,000	U.S. Treasury Bills, 0.105% to 0.150%††, 10/18/12 to 12/27/12	10,722,199

	TOTAL INVESTMENTS — 100.0% (Cost $25,498,894)	$25,910,236

	Aggregate tax cost	$25,606,394

	Gross unrealized appreciation	769,793
	Gross unrealized depreciation	(465,951)

	Net unrealized appreciation/depreciation	$303,842

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of the fair valued security amounted to $32 or 0.00% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to schedule of investments.

2

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined the Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

3

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs			Total Market Value at 6/30/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$ 491,160	—	$32	$ 491,192
Other Industries (a)	14,696,845	—	—	14,696,845
Total Common Stocks	15,188,005	—	32	15,188,037
U.S. Government Obligations	—	$10,722,199	—	10,722,199
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$15,188,005	$10,722,199	$32	$25,910,236

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

4

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, are available on our website at www.gabelli.com.

5

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli

Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.

(Multiclass)	Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.

(Multiclass)	Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)	Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)	Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

Gabelli Equity Series Funds, Inc.

The Gabelli Focus Five Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Robert J. Morrissey Attorney-at-Law, Morrissey, Hawkins & Lynch

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Kuni Nakamura President, Advanced Polymer, Inc.

Vincent D. Enright Former Senior Vice President and Chief Financial Officer, KeySpan Corp.	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus, Pace University

John D. Gabelli Senior Vice President, Gabelli & Company, Inc.	Anthony C.van Ekris Chairman, BALMAC International, Inc.

Salvatore J. Zizza Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and,

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q312QR

The

Gabelli

Focus

Five

Fund

THIRD QUARTER REPORT

JUNE 30, 2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	8/28/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	8/28/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	8/28/12

*	Print the name and title of each signing officer under his or her signature.